Exhibit 99.1
CVG ANNOUNCES SALE-LEASEBACK TRANSACTION TO IMPROVE BALANCE SHEET STRENGTH

NEW ALBANY, OHIO (April 2, 2026) – Commercial Vehicle Group (the “Company or “CVG”) (NASDAQ: CVGI), a diversified industrial products and services company, today announced that it has completed a sale-leaseback transaction for its manufacturing facility in Vonore, Tennessee, which generated $16 million in proceeds. The Company used the net proceeds from the transaction to prepay a portion of its existing term loan facility, thereby reducing the Company's leverage profile. Under the terms of the agreement, CVG will lease back the Vonore property for a 20-year term, with an initial annual base rent of approximately $1.4 million for the first year.

“This transaction builds on our recent momentum, providing additional cash flow to deleverage,” said James Ray, President and Chief Executive Officer of CVG. “We continue to deliver on our previously stated objectives, with CVG’s near-term focus being on cash generation and lowering our debt levels. Following this transaction, we believe we are even better positioned to drive future growth and shareholder value at CVG.”

CVG anticipates no disruption to operational activities at the Vonore plant.

In conjunction with this announcement, CVG has reaffirmed its previously issued full-year 2026 outlook provided in its fourth-quarter 2025 earnings materials, released on March 10, 2026.

Company Contact
Michelle Hards
Vice President, Investor Relations and Corporate Financial Planning and Analysis
Michelle.Hards@cvgrp.com

Investor Relations Contact
Ross Collins or Nathan Skown
Alpha IR Group
CVGI@alpha-ir.com

About CVG

CVG is a global provider of systems, assemblies and components to the global commercial vehicle market and the electric vehicle market. We deliver real solutions to complex design, engineering and manufacturing problems while creating positive change for our customers, industries and communities we serve. Information about the Company and its products is available on the internet at www.cvgrp.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. For this purpose, any statements contained herein that are not statements of historical fact, including without limitation, certain statements herein regarding industry outlook, the Company’s expectations for future periods with respect to its plans to improve financial results, the future of the Company’s end markets changes in the Class 8 and Class 5-7 North America truck build rates, performance of the global construction and agricultural equipment business, the Company’s prospects in the wire harness and electric vehicle markets, the Company’s initiatives to address customer needs, organic growth, the Company’s strategic plans and plans to focus on certain segments, competition faced by the Company, volatility in and disruption to the global economic environment, including global supply chain constraints, inflation and labor shortages, tariffs and counter-measures, financial covenant compliance, anticipated effects of acquisitions or divestitures, production of new products, plans for capital expenditures and our results of operations or financial position and liquidity, may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions, as they relate to us, are intended to identify forward-looking statements. The important factors discussed in “Item 1A - Risk Factors” in the Company’s Annual Report on Form 10-K, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Such forward-looking statements represent management’s current expectations and are inherently uncertain. Investors are warned that actual results may differ from management’s expectations. Additionally, various economic and competitive factors could cause actual results to differ materially from those discussed in such forward-looking statements, including, but not limited to, factors which are outside our control.

Any forward-looking statement that we make in this press release speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

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